IN THE UNITED STATES DISTRICT COURT
                      FOR THE WESTERN DISTRICT OF VIRGINIA

                                ROANOKE DIVISION


UNITED STATES OF AMERICA                  )
                                          )
                  v.                      ) Criminal Number 7:07-cr-00022 )
ITT CORPORATION                           )



                                 PLEA AGREEMENT
                                 --------------

     Pursuant to Rule 11 (c)(1)(C) of the Federal Rules of Criminal Procedure, the United States of America, represented by the United States Attorney for the Western District of Virginia and the Assistant Attorney General, National Security Division (hereinafter collectively referred to as "the United States" or "the Government"), and ITT Corporation (hereinafter referred to as "ITT"), by its undersigned Chairman and Chief Executive Officer, pursuant to authority vested in him by its board of directors, enter into the following Plea
Agreement:

                THE CHARGES, THE PLEA AND THE MAXIMUM PUNISHMENT
                ------------------------------------------------

1. ITT agrees that the United States will file a criminal information (hereinafter "the Information") in the United States District Court for the Western District of Virginia, Roanoke Division, charging ITT with the following three counts:

     Count One:       Willful Export of Defense Articles Without A License
                      (On or between March 2001 and August 2001), in violation of Title 22, United States Code, Sections 2778(b)(2) and
                      2778(c), Title 18 United States Code, Section 2, and
                      Title 22, Code of Federal Regulations, Sections 127.1(a) and 127.3.

     Count Two:       Willful Omission of Statements of Material Fact in Arms
                      Exports Reports (On or between April 2000 and
                      October 2004), in violation of Title 22, United States
                      Code, Section 2778(c) and Title 18 United
                      States Code, Section 2.

     Count Three:     Willful Export of Defense Articles Without A License
                      (On or between January 1996 and May 2006), in violation of Title 22, United States Code, Sections 2778(b)(2) and
                      2778(c), Title 18 United States Code, Section 2, and
                      Title 22, Code of Federal Regulations, Sections 127.1(a) and 127.3.

2. ITT agrees to enter a plea of guilty to Counts One and Two of the Information. In agreeing to enter a plea of guilty to Counts One and Two of the Information, ITT understands that the maximum punishment that may be imposed is as follows:

    Count One:        $1,000,000.00 Fine, Five Years Probation, $400.00
                      Special Assessment

    Count Two:        $1,000,000.00 Fine, Five Years Probation, $400.00
                      Special Assessment

                       ACKNOWLEDGMENT AND WAIVER OF RIGHTS
                       -----------------------------------

3. ITT agrees that it is represented in this matter by Richard Cullen, Esquire and Howard C. Vick, Jr., Esquire. ITT further agrees that its attorneys have informed ITT of the nature of the charges and the elements of the charges set forth in the Information that must be proved by the United States beyond a reasonable doubt before ITT could be found guilty as charged. ITT acknowledges that it has reviewed the charges set forth in the Information and has discussed with its attorneys their understanding of the evidence in the government's possession. ITT acknowledges that its attorneys have explained all of ITT's rights and ITT expressly acknowledges that it has the following constitutional rights and, that by voluntarily pleading guilty, ITT knowingly waives and gives up these valuable constitutional rights:

          a.   The right to be indicted by a grand jury.
          b.   The right to plead not guilty and persist in that plea.
          c.   The right to a speedy and public jury trial.
          d. The right to assistance of counsel at that trial and in any subsequent appeal.
          e.   The right to remain silent at trial.
          f. The right to testify at trial. g. The right to confront and cross-examine government witnesses.
          h.   The right to present evidence and witnesses on ITT's own behalf.

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

          i.   The right to compulsory process of the court.
          j.   The right to be presumed innocent.
          k.   The right to a unanimous guilty verdict.
          l.   The right to appeal a guilty verdict.

     ITT agrees that it is pleading guilty as described above because ITT is in fact guilty and because it is in ITT's best interest to do so and not because of any threats or promises.

                        WAIVER OF STATUTE OF LIMITATIONS
                        --------------------------------

4. ITT agrees to waive its right to raise the defense of statute of limitations with regard to the charges set forth in the Information.

                                 FACTUAL PROFFER
                                 ---------------

5. ITT agrees that the Statement of Facts attached to the Deferred Prosecution Agreement ("Appendix A") is true and accurate to the best of its knowledge and belief and establishes an adequate factual basis for ITT's plea to Counts One and Two of the Information.

                               THE AGREED SENTENCE
                               -------------------

6. ITT and the government agree that the following maximum financial sentence should be imposed by the Court pursuant to Rule 11(c)(1)(C) of the Federal Rules of Criminal Procedure:

         Count One:       $1,000,000.00 Fine, $400.00 Special Assessment

         Count Two:       $1,000,000.00 Fine, $400.00 Special Assessment

     ITT agrees that it will pay the fines and special assessments ($2,000,800.00) on the date of the sentencing.

                              IMMEDIATE SENTENCING
                              --------------------

7. ITT agrees to waive a pre-sentence investigation and report and consents to the District Court conducting a sentencing hearing and imposing sentence on the same date as the entry of the guilty plea.

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

                         DISPOSITION OF REMAINING COUNT
                         ------------------------------

8. In exchange for ITT's pleas of guilty to Counts One and Two of the Information, the United States will move to defer the prosecution of Count Three of the Information pursuant to the terms and conditions set forth in the attached Deferred Prosecution Agreement. ITT agrees that the United States has probable cause to bring all the counts in the Information, and that these charges are not frivolous, vexatious or in bad faith. ITT also agrees that if at a future time the government should move to dismiss Count Three of the Information pursuant to the terms of the attached Deferred Prosecution Agreement, ITT is not a "prevailing party" with regard that charge. ITT further waives any possible claim for attorney's fees and other litigation expenses arising out of the investigation or prosecution of this case.

                             FORFEITURE OF PROCEEDS
                             ----------------------

9.   As part of this plea agreement, ITT agrees to the following:

     a. ITT agrees to a forfeiture monetary judgment in the sum of twenty eight million dollars ($28,000,000.00) as a consequence of its guilty plea to Counts One and Two of the Information. Since it is not possible to specifically quantify what proceeds ITT has received as a result of the actions for which it will enter a plea of guilty, ITT agrees that for the purposes of this Plea Agreement the twenty eight million dollars ($28,000,000.00) referenced above will be considered proceeds of illegal actions traceable to violations of 22 U.S.C. ss. 2778, the violations to which ITT is pleading guilty. ITT also agrees that forfeiture of this sum of money to the United States is appropriate pursuant to 18 U.S.C. ss. 981(a)(1)(C) as authorized by 28 U.S.C. ss. 2461.

     b. ITT agrees to remit by March 30, 2007, untainted funds in the sum of twenty eight million dollars ($28,000,000.00) to the United States in full satisfaction of the forfeiture monetary judgment. ITT understands that these funds must be remitted in the form of certified funds made payable to the U.S. Immigration and Customs Enforcement. These funds are forfeited to the United States in full satisfaction of the twenty eight million dollar ($28,000,000.00) forfeiture judgment and shall be deposited into the U.S. Department of Treasury Forfeiture Fund for disposition in accordance with law.

     c. ITT agrees to cooperate fully in the forfeiture of this property. ITT agrees to execute all documents, stipulations, consent judgments, court orders, bills of sale, deeds, affidavits of title, and the like, which are reasonably necessary to pass clear title to the United States or otherwise effectuate forfeiture of the property. ITT further agrees to fully cooperate and testify truthfully on behalf of the United States in any legal action necessary to perfect the United States' interest, including but not limited to any ancillary hearing in this criminal action or in any civil litigation.

     d. ITT understands and agrees that forfeiture of this property is proportionate to the degree and nature of the offenses committed by ITT, and does not raise any of the concerns raised in United States v. Austin, 113 S.Ct. 2801 (1993). To the extent that such concerns are raised, ITT freely and knowingly waives any and all right ITT may have to raise a defense of "excessive fines" under the Eighth Amendment to this forfeiture. ITT further understand and agrees that this forfeiture is separate and distinct from, and is not in the nature of, or in lieu of, any penalty that may be imposed by the court.

     e. ITT hereby releases and forever discharges the United States, its officers, agents, servants and employees, its heirs, successors, or assigns, from any and all actions, causes of action, suits, proceedings, debts, dues, contracts, judgments, damages, claims, and/or demands whatsoever in law or equity which ITT ever had, now have, or may have in the future in connection with the forfeiture of the described assets.

     f. ITT further agrees to hold and save the United States, its servants, employees, heirs, successors, or assigns harmless from claims, including costs and expenses for or on account of any and all lawsuits inclusive of torts and Bivens, or claims of any character whatsoever, in connection with the forfeiture of the described assets.

     g. ITT understands that a breach of any of the provisions of this section is a material breach of the plea agreement.

                             COLLATERAL CONSEQUENCES
                             -----------------------

10. ITT acknowledges that nothing in this plea agreement limits the rights of any department or agency of the United States government to seek and take civil or administrative action against ITT, including but not limited to any action relating to suspension, debarment or listing.

                                  GENERAL TERMS
                                  -------------

11. This Plea Agreement and attachments as well as the attached Deferred Prosecution Agreement and its appendices set forth the entire understanding between ITT and the United States. No other additional terms or agreements shall be entered except and unless those other terms or agreements are in writing and signed by appropriate representatives of ITT and the United States.

ON BEHALF OF THE UNITED STATES



United States Attorney's Office
Western District of Virginia



/s/ John L. Brownlee                                     3-26-2007
--------------------------------------------           ------------------------
John L. Brownlee                                       Date
United States Attorney



/s/ Stephen J. Pfleger                                   3-26-2007
--------------------------------------------           ------------------------
Assistant United States Attorney                       Date



United States Department of Justice
National Security Division



/s/ Kenneth Wainstein                                    3-22-2007
--------------------------------------------           -------------------------
Kenneth Wainstein                                      Date
Assistant Attorney General

ON BEHALF OF ITT CORPORATION



/s/ Steven R. Loranger                                   3-26-2007
--------------------------------------------            -----------------------
Steven R. Loranger                                      Date
Chairman, President and Chief Executive Officer
ITT Corporation



/s/ Vincent A. Maffeo, Esq.                              3-26-2007
--------------------------------------------            -----------------------
Vincent A. Maffeo, Esq.                                 Date
Senior Vice President and General Counsel
ITT Corporation



REVIEWED AND APPROVED:



/s/ Richard Cullen                                       3-27-2007
--------------------------------------------            -----------------------
Richard Cullen, Esq.                                    Date
McGuire Woods LLP
Attorneys for ITT Corporation



/s/ Howard C. Vick, Jr., Esq.                            3-26-2007
--------------------------------------------            -----------------------
Howard C. Vick, Jr., Esq.                               Date
McGuire Woods LLP
Attorneys for ITT Corporation



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